SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                             __________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         November 2, 2000
                                                ------------------------------

                         Bath National Corporation
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            (Exact Name of Registrant as Specified in Charter)


  New York                       0-20142                          16-1185097
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(State or Other Jurisdiction       (Commission            (IRS Employer
 of Incorporation)                  File Number)           Identification No.)



  44 Liberty Street, Bath, New York                         14810
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(Address of Principal Executive Offices)                 (Zip Code)


                                (607) 776-9661
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events
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     On November 2, 2000, Bath National Corporation, a New York corporation
("Bath"), and Financial Institutions, Inc., a New York corporation ("FII"), issued a joint press release announcing the execution of a definitive Agreement and Plan of Merger dated November 2, 2000 between Bath, FII and FII's recently formed merger subsidiary, FI Subsidiary I, Inc. ("FISI"). Under the terms of the Merger Agreement, FISI will merge with and into Bath (the "Merger") with Bath being the survivor thereof. Immediately following the Merger, Bath will merge with and into FII, which will result in Bath National Bank becoming a wholly owned subsidiary of FII.

     Pursuant to the Merger Agreement, each issued and outstanding share (other than dissenting shares) of Bath common stock, par value $5.00, shall be converted into and represent the right to receive $48.00 in cash.

     The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The receipt of cash by the stockholders of Bath will be a taxable event for the stockholders.

     Consummation of the Merger is subject to various conditions, including:
(1) receipt of approval by the stockholders of Bath; (2) receipt of all requisite regulatory approvals; and (3) satisfaction of certain other conditions.

     In connection with the Merger Agreement, Bath and FII entered into a stock option agreement (the "Stock Option Agreement") pursuant to which Bath granted FII an option, exercisable under certain circumstances, to purchase 196,000 shares of its common stock.

     The joint news release issued by Bath and FII is filed with this report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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               (a)  Not applicable.

               (b)  Not applicable.

               (c)  The following exhibits are included with this Report:


                    Exhibit 2.1 Agreement and Plan of Merger, dated November 2, 2000, among Bath, FII and FISI*


                    Exhibit 99.1   Press Release, dated November 2, 2000


                    Exhibit 99.2   Stock Option Agreement*

________________________

*    To be filed by amendment

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BATH NATIONAL CORPORATION



                                   By: /s/ Douglas L. McCabe
                                       ----------------------------
                                       Douglas L. McCabe
                                       President

Date: November 3, 2000





















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